SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2013

Southern States Sign Company
(Exact name of small business issuer as specified in its charter)

Nevada	26-3014345
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

Viale Bruno Buozzi 83, Rome, Italy (Address of principal executive offices)

39.06.80692582
(Issuer’s telephone number)

__________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

ITEM 1.01.  Entry into a Material Definitive Agreement.

On March 10, 2013, Ripa Hotel & Resort Srl (“Ripa”), a wholly-owned subsidiary of Southern States Sign Company (the “Company”) and Ku Hotels Srl (“Ku Hotels”) entered into amendments to the April 4, 2009 management agreement and lease agreement.  The amendment to the management agreement provides that Ku Hotels shall pay to Ripa an annual rent of €240,000 for the years of 2013 and 2014, €360,000 for the years of 2015 and 2016 and €480,000 for the year of 2017 to lease and manage the business operations of the Ripa Hotel.  The amendment to the lease agreement provides that Ku Hotels shall pay an annual rent to Ripa of €1,800,000 for the years of 2013 and 2014, €2,000,000 for the years of 2015 and 2016 and €2,400,000 for the year of 2017 to lease the property on which the Ripa Hotel business is conducted.

On March 10, 2013, Ripa and Ku Hotels entered into an agreement, pursuant to which Ku Hotels is obligated to perform future maintenance on the leased property in the amount of €2,500,000 as consideration for amending the April 4, 2009 agreements.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
2.1	Amendment to the Management Agreement, dated as of March 10, 2013, between Ripa Hotel & Resort Srl, as Lessor, and Ku Hotels Srl, as Lessee

2.2	Amendment to Lease Agreement, dated as of March 10, 2013, between Ripa Hotel & Resort Srl, as Lessor, and Ku Hotels Srl, as Lessee

2.3	Agreement, dated as of March 10, 2013, between Ripa Hotel & Resort Srl and Ku Hotels Srl

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Southern States Sign Company

By: /s/ Antonio Conte
Antonio Conte
Chief Executive Officer
Dated: March 14, 2013

Exhibit A

MODIFICATION OF THE TERMS OF THE AGREEMENT FOR THE LEASE OF A COMPANY

DIVISION ENTERED INTO ON 24 FEBRUARY 2009

and recorded in the Roma 2 Inland Revenue Agency under No. 7496, series IT

With this Private Agreement, having full legal effect between:

between

1.
RIPA HOTEL & RESORT S.R.L., a company with registered office in Rome, Viale Bruno Buozzi 83, having tax code / VAT No. and registration No. in Rome's Business Registry 09838171008, in the person of its legal representative Mr. Federico COLIZZI, born in Rome on 07/04/1957, having tax code CLZFRC57D07H501O, and the same legal address as the company’s registered office, hereinafter also referred to as the Lessor.

and

2.
KU HOTELS S.R.L., a company with registered office in Rome, Via Luigi Gianniti 21, having tax code / VAT No. and registration No. in Rome's Business Registry 10260231005, in the person of its legal representative Mrs. Martina TARRONI, born in Rome on 19/07/1982, having tax code TRRMTN82L59H501T, and the same legal address as the company’s registered office, hereinafter also referred to as the Tenant.

WHEREAS

•
On 24/02/2009, by way of a private agreement registered by Notary Ferdinando Misiti, with office in Rome – Inventory No.8905 Collection No 4740 as registered on 05/03/2009, with the Roma 2 Inland Revenue Agency under No. 7496 Series IT, such agreement being understood to be fully cited and approved herein, the Lessor RIPA HOTEL & RESORT SRL leased to the Tenant KU HOTELS SRL the company division it holds title to, which runs the hotel complex (including bar, restaurant and disco) known as "RIPA HOTEL" such business activity being carried out in the building located in Rome, Via Luigi Gianniti 17, such building being the subject of a separate property lease agreement;

•	The lease fee for the company division agreed at the time was 105,000.00 (one hundred and five thousand /00) Euros plus VAT;
•
The general financial crisis our Country is going through, particularly the difficulties encountered by the hotel industry during the last 18/24 months, have made it hard and problematic for the Tenant to fulfill the commitment initially undertaken with the Lessor;

•
Therefore the Tenant has officially asked the Lessor to renegotiate a lease fee which is more adequate to the current financial situation and the actual possibilities for the Tenant to bear this amount;

•	The Lessor has acknowledged such request and the reasons put forward by the Tenant and has declared it is willing to renegotiate the lease fee.

NOW, THEREFORE

The parties as represented above agree as follows:

Art. 1

The preamble is an integral part and a covenant of this agreement and a joint assumption of the parties.

Art. 2

As a partial modification to Art. 4 of the aforementioned agreement for the lease of a company division, the Parties jointly agree that as of 01/01/2013 and up until the 31/12/2017 expiry, the annual lease fee shall be as follows:

== For the 2013-2014 two-year period: 240,000.00 (two hundred and forty thousand/00) Euros plus VAT.

== For the 2015-2016 two-year period: 360,000.00 (three hundred and sixty thousand/00) Euros plus VAT.

== As of 04/01/2017 480,000.00 (four hundred and eighty thousand/00) Euros plus VAT.

The aforementioned annual lease fee is payable by equal monthly installments, paid in advance and credited via bank transfer to the following bank account in the name of the Lessor:

BANCA POPOLARE EMILIA ROMAGNA - Agenzia A Roma, IBAN IT69 X053 8703 20100000 1680 457

Art. 3

The reduction as agreed cannot be put forward as a long lasting or permanent novation of the lease fee as agreed by the parties in the original lease agreement mentioned in the preamble ;therefore the original lease agreement remains valid with regard to any other aspect not expressly modified in this deed of integration that shall be recorded by Tenant and at the expense of the Tenant.

Read, approved and undersigned. Rome, March 10, 2013

RIPA HOTEL & RESORT SRL	KU HOTELS S.R.L.

Mr. Federico COLIZZI	Mrs. Martina TARRONI
/s/ Federico Colizzi	/s/ Martina Tarroni

Exhibit B

LEASE AGREEMENT FOR A COMMERCIAL PROPERTY

SERVING AS A HOTEL FACILITY

WITH APPLICATION OF VAT

With this Private Agreement, having full legal effect between:

1.
 RIPA HOTEL & RESORT SRL, a company with registered office in Rome, Viale Bruno Buozzi 83 (having tax code /VAT No. 09838171008 ) in the person of its legal representative, Mr. Federico Colizzi, hereinafter also referred to as the “lessee”

AND

2.
KU HOTELS SRL, a company with registered office in Rome, Via Luigi Gianniti 21 (having tax code /VAT No. 10260231005) in the person of its legal representative, Mrs Martina Tarroni, hereinafter also referred to as the “tenant.”

Whereas

RIPA HOTEL & RESORT SRL holds possession of the leased property with all the related rights, including the right to lease it, pursuant to the lease agreement No. IF/1003323 entered into on 18/04/2008 with former LOCAT SPA, now UNICREDIT LEASING SPA, which currently owns the property, such lease agreement being understood to be cited in full and approved herein.

Now, therefore, the lessee company RIPA HOTEL & RESORT SRL leases to the tenant company KU HOTELS SRL.

The property described below:

The entire building (category D/2) meant for hotel use, located in Rome, Via degli Orti di Trastevere 3, comprised of 9 (nine) floors above ground for a total surface of approximately 17,000 covered square meters, identified in Rome‘s Land Registry under sheet 449, parcel 204, sub. 200.

Under the terms and conditions indicated below

1)   the lease has a duration of nine years as of 04/01/2013 and shall therefore end on 03/01/2022; the parties expressly agree:

a.   to forfeit the right to terminate the agreement upon the first nine‐year expiry date, therefore the agreement is hereby intended to be renewed for a further nine years.

b.   Upon expiry of such renewal period, the lease shall be deemed to be renewed for a further nine years and so on, unless termination is officially notified by the Lessee to the Tenant by way of a registered letter at least 18 (eighteen) months prior to the expiry date.

c.   Upon expiry of the lease the Tenant shall not be entitled to any compensation for any reason, in line with the provisions of Articles 34, 35, 37 and subsequent articles of Law 392/78.

2)   the Tenant may withdraw from this agreement after the first nine years have elapsed by notifying the Lessee by way of a registered letter with at least 12 (twelve) months' notice.

3)   The Tenant may not sub‐lease property unit or grant use of the same, in whole or in part, without the express approval of the Lessee, under penalty of legal termination of this agreement.

4)   The lease price is established as follows :

•      For the 2013‐2014 two‐year period: 1,800,000.00 (one million, eight hundred thousand/00) Euros plus VAT.

•      For the 2015‐2016 two‐year period: 2,000,000.00 (two million/00) Euros plus VAT.

•      As of 04/01/2017: 2,400,000.00 (two millions, four hundred thousand/00) Euros plus VAT.

The aforemsdxentioned annual lease fee is payable by equal monthly installments paid in advance and credited via bank transfer to the following bank account in the name of the Lessee:

•      BANCA POPOLARE EMILIA ROMAGNA ‐ Agenzia A Roma, IBAN IT69 X053 8703 2010 0000 1680 457

5)   Pursuant to Art. 32 of Law 392/78, the parties agree that the lease fee shall be updated every year as of 04/01/2018 with no need for a prior request on the part of the Lessee and adjusted according to 75% of the variations of the consumer price index for families of manual workers and employees, according to ISTAT surveys.

6)   The Tenant may not delay payment of the lease fee and accessory charges in any way beyond the terms as set by laws and provisions in force and may not undertake legal action or file claims if installments are in arrears.

7)   The premises are only granted for hotel use and related activities; sub‐lease and transfer, in whole or in part, are prohibited, without prior written consent of the Lessee.

8)   The Tenant declares it fulfills the necessary requirements to carry out the business activity at issue and that denial of any authorizations or licenses required by the laws and regulations in force to the purposes of carrying out the business activity is not a reason for withdrawal. To this purpose, the Lessee declares that the property fulfills the construction and town‐planning regulations in force.

9)   The Tenant declares it knows the premises subject of this agreement and considers them fit for use, in good state of repair and free from defects that may affect the good conduct of business and the health of those working within the premises.

10)   The Tenant undertakes to return the aforementioned premises upon expiry of the agreement in the same state of preservation they currently have, except for usual wear and tear of time. Any addition that cannot be removed at any time without damaging the premises and any other innovation may not be made by the Tenant without the Owner’s prior written consent. The Tenant shall bear the costs of minor maintenance interventions, expressly those concerning water, gas and electricity systems and bathroom fixtures, keys and locks, hinges in fixtures, wall, ceiling and fixture surfaces, floorings.

11)   The Tenant undertakes to pay the Lessee 150,000.00 (one hundred and fifty thousand/00) Euros as a guarantee of the timely fulfillment of the obligations undertaken; such amount shall be set aside as a deposit in compliance with the laws and regulations in force and shall be released after the leased premises have been regularly returned. Upon request of either Party, the deposit may be increased or decreased in proportion to the variation of the lease fee and shall be reconstituted in the event it is used.

12)   The Tenant releases and holds harmless the Lessee of any liability from and against any direct or indirect damages deriving from actions or omissions of third parties; as a further guarantee the Tenants undertakes to take out a suitable insurance policy in order to cover for any damage caused to the leased property and to goods and persons.

13)   The Tenant undertakes to comply and ensure its employees comply with the rules of good neighbourly and civil conduct.

14)   The Lessee is hereby released of any responsibility in the event the services are interrupted for any reason beyond its control.

15)   The Tenant shall also bear the cost of any and all accessory charges including, but not limited to, utilities, waste collection, heating, occupation of public spaces and areas and signs.

16)   Any violation on the part of the Tenant, of any covenant of this agreement shall result, ipso jure, in the termination of the agreement.

17)   This agreement is subject to VAT, pursuant to Law 633/72.

18)   Any expenses related to this agreement shall be equally borne by the Parties.

Read, approved and undersigned.

Rome, 3-10-2013 (March 10, 2013)

The Lessee	The Tenant

RIPA HOTEL & RESORT SRL	KU HOTELS SRL
/s/ Federico Colizzi	/s/ Martina Tarroni

To the effects of Articles 1341 and 1342 of the Italian Civil Code, points 1 (letters a, b and c) 3, 5 and 8 are specifically approved.

The Lessee	The Tenant

RIPA HOTEL & RESORT SRL	KU HOTELS SRL
/s/ Federico Colizzi	/s/ Martina Tarroni

Exhibit C

Private Agreement
With this Private Agreement, having full legal effect between:

1.
RIPA HOTEL & RESORT S.R.L., a company with registered office in Rome, Viale Bruno Buozzi 83, having tax code / VAT No. and registration No. in Rome's Business Registry 09838171008, in the person of its legal representative Mr. Federico COLIZZI, born in Rome on 07/04/1957, having tax code CLZFRC57D07H501O, and the same legal address as the company’s registered office, hereinafter also referred to as the Lessor.

and

2.
KU HOTELS S.R.L., a company with registered office in Rome, Via Luigi Gianniti 21, having tax code / VAT No. and registration No. in Rome's Business Registry 10260231005, in the person of its legal representative Mrs. Martina TARRONI, born in Rome on 19/07/1982, having tax code TRRMTN82L59H501T, and the same legal address as the company’s registered office, hereinafter also referred to as the Tenant.

Whereas:

●
On 24/02/2009, by way of a private agreement registered by Notary Ferdinando Misiti, with office in Rome – Inventory No.8905 Collection No 4740 as registered on 05/03/2009, with the Roma 2 Inland Revenue Agency under No. 7496 Series IT, such agreement being understood to be fully cited and approved herein, the Lessor RIPA HOTEL & RESORT SRL leased to the Tenant KU HOTELS SRL the company division it holds title to, which runs the hotel complex (including bar, restaurant and disco) known as "RIPA HOTEL" such business activity being carried out in the building located in Rome, Via degli Orti di Trastevere 3;

●
On 24/02/2009, by way of a private agreement registered electronically on 04/03/2009, the Lessor company RIPA HOTEL & RESORT SRL, leased to the Tenant company KU HOTELS SRL the building inside which the aforementioned activity is carried out, which is identified as: the entire building (category D/2) meant for hotel use, located in Rome, Via degli Orti di Trastevere 3, comprised of 9 (nine) floors above ground for a total surface of approximately 17,000 covered square meters, identified in Rome‘s Land Registry under sheet 449, parcel 204, sub. 200.

●	The annual lease fees agreed were the following:

•	1,260,000.00 Euros plus VAT for the business lease

•	1,800,000.00 Euros plus VAT for the property lease

●
The general financial crisis our Country is going through, particularly the difficulties encountered by the hotel industry during the last 18/24 months have made it hard and problematic for the Tenant to fulfill the commitment initially undertaken with the Lessor therefore, upon request of the Tenant, KU HOTELS SRL and RIPA HOTEL &. RESORT S.R.L. have made the decision to renegotiate the aforementioned fees by 31/01/2013 by drafting new lease agreements and/or modifying some of the terms that had been initially agreed.

●     The parties already agree on the amounts of the new fees, that shall be as follows:

•	For the property lease, price has been renegotiated as follows:

o	For the 2013-2014 two-year period: 1,800,000.00 (one million, eight hundred thousand/00) Euros plus VAT;

o	For the 2015-2016 two-year period: 2,000,000.00 (two million/00) Euros plus VAT;

o	As of 04/01/2017: 2,400,000.00 (two millions, four hundred thousand/00) Euros plus VAT.

•	For the business lease, price has been renegotiated as follows

o	For the 2013-2014 two-year period: 240,000.00 (two hundred and forty thousand/00) Euros plus VAT.

o	For the 2015-2016 two-year period: 360,000.00 (three hundred and sixty thousand/00) Euros plus VAT.

o	As of 04/01/2017 480,000.00 (four hundred and eighty thousand/00) Euros plus VAT.

●
The Tenant has so far carried out a number of extraordinary maintenance interventions on the leased property, made necessary by ordinary wear and tear of time and the need for the property and the business to comply with the new provisions that have come into force in the meantime;

●	The works carried out so far by KU HOTELS SRL, as confirmed by surveys and invoices are estimated to amount to 800,000.00 Euros plus VAT;

●
The debt of the Tenant company KU HOTELS SRL towards the Lessor company RIPA HOTEL & RESORT SRL for lease fees installments which have fallen due and remain unpaid amounts to 3,557,759.65 Euros to date, including VAT.

●
There is an evident need for continuous extraordinary maintenance to be carried out on the property and by law or pursuant to the relevant agreements the relevant costs should be borne by the Lessor company.

●	Considering the above, the parties have expressed their interest in defining the mutual credit and debt positions and reach an agreement.

NOW, THEREFORE

The parties as represented above agree as follows:

Art. 1

The preamble is an integral part and a covenant of this agreement.
Art. 2

The party mutually agree as follows: On 30/12/2012 the debt of the Tenant company KU HOTEL SRL to the Lessor company RIPA HOTEL & RESORT SRL, amounting to 3,557,759.65 Euros including VAT for lease fee installments which have fallen due and remain unpaid is considered settled through the procedure indicated below:

●
800,000.00 Euros plus VAT will be offset by the cost of works carried out so far by the Tenant company, such works suitably documented, accepted by the Lessor company and charged to the latter via a regular invoice issued by the Tenant company KU HOTELS SRL;

•	89,759.65 Euros are to be paid by 31/03/2013, in line with the payment terms adopted so far;

•
With regard to the remaining 2,500,000.00 Euros, the Parties agree that for the next nine years the extraordinary maintenance interventions shall be carried out by the Tenant company KU HOTEL SRL upon initiative of the Lessor company and under the guide and direction of the latter. The cost of the works to be carried out every year shall be at least 277,777.00 Euros including VAT. At the end of each financial year, the Tenant company shall issue a regular invoice to the Lessor company for the amount of works suitably carried out, documented and accepted.

Art. 3

Failure of the Tenant company to fulfill the commitments undertaken, whether for one or more than one financial year, shall result in the termination of this agreement ipso facto and require the immediate payment of the residual debt to the Lessor company.

Art. 4

The directors of the two companies undertake to enter this settlement into the accounting books today.

Read, approved and undersigned.

Rome, March 10, 2013

The Lessor	The Tenant
/s/ Federico Colizzi	/s/ Martina Tarroni